EXHIBIT 10.10

                     AMENDMENT NO. 1 TO EXECUTIVE AGREEMENT




         This AMENDMENT NO. 1 TO EXECUTIVE AGREEMENT (the "Amendment") dated as of July 15, 1999 is made by and between Datawatch Corporation, a Delaware corporation (the "Corporation") and Marco D. Peterson (the "Executive").

WITNESSETH:

         A. The Corporation and the Executive entered into an Executive Agreement dated as of April 11, 1996 (the "Executive Agreement").

         B. The Corporation and the Executive desire to amend the Executive Agreement as set forth herein.

         NOW, THEREFORE, the Corporation and the Executive hereby agree as follows:

         1. Proviso (ii) of Section 1 of the Executive Agreement is hereby amended to replace the phrase "eighteen (18) months" with the phrase "twelve (12) months".

         2. Proviso (B) of Section 6 of the Executive Agreement is hereby amended to replace the phrase "eighteen (18) months" with the phrase "twelve (12) months".

         3. Except as amended hereby, the terms and conditions of the Executive Agreement shall remain unchanged and in full force and effect, and are hereby ratified and confirmed in all respects.

         4. This Amendment may be executed in one or more counterparts, and shall be construed by the laws of the United States of America and the Commonwealth of Massachusetts.



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         IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Amendment to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed and attested by its Secretary, or Assistant Secretary, all as of the day and year first above written.




(SEAL)



ATTEST:                                   DATAWATCH CORPORATION



By:/s/ William B. Simmons, Jr.            By: /s/ Bruce R. Gardner
   ---------------------------                ---------------------------------
Name: William B. Simmons, Jr.             Name:  Bruce R. Gardner
Title:  Assistant Secretary               Title:  President and Chief Executive
                                                  Officer




WITNESS:                                  EXECUTIVE:


By:/s/ Betsy J. Hartwell                  By: /s/ Marco D. Peterson
   ---------------------------                ---------------------------------
Name:  Betsy J. Hartwell                          Marco D. Peterson